UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  October 26, 2006
                                                    ----------------

             Epicus Communication Group, Inc., Inc.
           -------------------------------------------
     (Exact name of registrant as specified in its charter)


          Florida                    333-17008             59-2564162
 --------------------------    ----------------------     ------------
(State or Other Jurisdiction  (Commission File Number)   (IRS Employer
     of Incorporation)                                 Identification No.)



       1750 Osceola Drive, West Palm Beach, Florida 33409
      -----------------------------------------------------
       (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code: (561) 688-0440
                                                     --------------

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General
Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.03 Amendments to articles of incorporation or bylaws;

On October 26, 2006, in compliance with the statutes of the state of Florida, a resolution was passed by the Board of Directors of Epicus Communications Group, Inc. and agreed and consented to by a majority of the shareholders of the Corporation, to amend and restate its Articles of Incorporation to increase the number of authorized shares of common stock to a total of 1,000,000,000. The number of authorized shares of preferred stock was unchanged, remaining at 200,000 shares. This amendment was duly filed with the Florida Secretary of State October 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Epicus Communications Group, Inc.

     Date: October 31, 2006

     By:  /s/ Mark Schaftlein
      ---------------------------
     Title:  Chief Executive Officer, Secretary and Director



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